UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2011

NEWPARK RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2011, Newpark Resources, Inc. (the “Company”) issued a press release regarding changes in the Company’s management team. Included in the press release is a statement providing preliminary financial results for the third quarter ended September 30, 2011. A copy of the Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and that portion of the exhibit attached hereto under the caption “Third Quarter 2001 Update” relating to the Company’s preliminary financial results for the quarter ended September 30, 2011, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2011, James E. Braun, Senior Vice President and Chief Financial Officer of the Company informed the Company that he intends to leave the Company on October 31, 2011. Mr. Braun will be assuming a position as chief financial officer with another company in the industry.

On October 17, 2011, the Company’s Board of Directors approved the promotion and appointment of Gregg Piontek, the Company’s current Vice President and Chief Accounting Officer, to the position of the Vice President and Chief Financial Officer. The Company will make the necessary disclosure concerning Mr. Piontek’s appointment as Chief Financial Officer, including any new compensatory arrangements or agreements, in a subsequent filing.

A copy of the Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1 and (except for that portion relating to the Company’s preliminary financial results for the quarter ended September 30, 2011, which shall be deem “furnished”) is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Newpark Resources, Inc. dated October 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: October 17, 2011	By: /s/ Paul L. Howes
Paul L. Howes
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Newpark Resources, Inc. dated October 17, 2011.

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